UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 11, 2005

AMERICAN EQUITY

INVESTMENT LIFE HOLDING COMPANY

(Exact Name of Registrant as Specified in its Charter)

IOWA	001-31911	42-1447959
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5000 Westown Parkway, Suite 440, West Des Moines, Iowa		50266
(Address of Principal Executive Offices)		(Zip Code)

(515) 221-0002

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

Attached and incorporated herein by reference as Exhibit 99.1 is a copy of the press release issued by the Company on July 11, 2005 announcing second quarter sales.

Item 9.01  Financial Statements and Exhibits

(c) Exhibits

99.1 Press release dated July 11, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 11, 2005

AMERICAN EQUITY
INVESTMENT LIFE HOLDING COMPANY

By:	/s/ Wendy L. Carlson
Wendy L. Carlson
Chief Financial Officer and
General Counsel

EXHIBIT INDEX

Exhibit Number	Description.
99.1	Press Release dated July 11, 2005